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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        December 21 (December 19, 2005)
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                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                          0-13507               34-1395608
             ----                          -------               ----------
  (State or other jurisdiction           (Commission            (IRS Employer
of incorporation or organization)        File Number)        Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01. Other Events

         On December 19, 2005, Rurban Financial Corp. (the "Company") issued a news release announcing that it had completed the sale of approximately $8.4 million of troubled loans held in its workout loan subsidiary, RFCBC, Inc. The loans were sold at 84.6% of their book value and, after adjusting for reserves associated with the loan sale, will result in a pre-tax loss of approximately $688,000 ($454,000 after-tax). The Company also announced that it plans to take an additional reserve of $440,000 ($291,000 after-tax) against the approximately $4.4 million of non-performing loans remaining on its books after the loan sale. A copy of the December 19, 2005 news release is furnished as Exhibit 99 and is incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits


   Exhibit No.                            Description
   -----------                            -----------
       99               News Release issued by Rurban Financial Corp. on
                        December 19, 2005



   [Remainder of page intentionally left blank; signature on following page.]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RURBAN FINANCIAL CORP.


Dated:  December 21, 2005             By: /s/ Keeta J. Diller
                                          -------------------------
                                          Keeta J. Diller
                                          Vice President and Corporate Secretary


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated December 21, 2005

                             Rurban Financial Corp.



Exhibit No.                              Description
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   99         News Release issued by Rurban Financial Corp. on December 19, 2005




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